UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2008, Pharmasset, Inc. (the “Company”) entered into an amendment of the venture loan and security agreement and warrant (“Amendment No. 1”) with Horizon Technology Funding Company V LLC (the “Lender”). Amendment No. 1 amends the venture loan and security agreement dated September 30, 2007 between the Company and the Lender (the “Loan Agreement”) and the warrant issued by the Company to the Lender on September 30, 2007 (the “Warrant”). The Loan Agreement and the Warrant were disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2007.

Amendment No. 1 amends certain provisions of the Loan Agreement that relate to the third of three possible loans (“Loan C”) to which the Lender has committed under the Loan Agreement. Specifically, Amendment No. 1 (i) extends the Loan C commitment termination date to December 20, 2008 from November 30, 2008; (ii) waives a condition precedent to the Lender’s obligation to fund Loan C; (iii) reduces the commitment amount of Loan C from $10,000,000 to $3,333,333; and (iv) fixes the interest rate for Loan C at 12.50%. Amendment No. 1 also amends the Warrant to fix the number of shares for which the Warrant is exercisable upon the funding of Loan C at 11,065 shares. A complete copy of Amendment No. 1 is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Also on December 12, 2008, in connection with the funding of Loan C, the Company executed a Secured Promissory Note (the “Note”) in favor of the Lender. The face amount of the Note is $3,333,333 and, pursuant to its terms, the Company is required to make payments of accrued interest only during each of the 15 months beginning February 1, 2009 and ending on April 1, 2010. Interest on the Note is calculated based on a fixed annual percentage rate of 12.50%. Commencing on May 1, 2010, the Company will be required to make 30 monthly payments of principal plus accrued interest on the then outstanding principal of the Note. A late payment fee equal to 6% shall be applied to any scheduled payment not paid when due. A complete copy of the Note is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

The Company and the Lender have no relationship other than with regard to the transactions contemplated by the Loan Agreement, as amended by Amendment No. 1 (which includes the Note, secured promissory notes in favor of the Lender dated October 4, 2007 and March 28, 2008 and the Warrant, as amended by Amendment No. 1).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed on the Exhibit Index are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: December 18, 2008	By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	First Amendment of Venture Loan and Security Agreement and Warrant by and between Pharmasset, Inc. and Horizon Technology Funding Company V LLC dated December 12, 2008

10.2	Secured Promissory Note in favor of Horizon Technology Funding Company V LLC dated December 12, 2008